UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):	September 3, 2013

SAN DIEGO GAS & ELECTRIC COMPANY
(Exact name of registrant as specified in its charter)

CALIFORNIA	1-03779	95-1184800
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8326 CENTURY PARK COURT, SAN DIEGO, CA	92123
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(619) 696-2000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On September 3, 2013, San Diego Gas & Electric Company (the “Company”) announced that on October 15, 2013 (the “Redemption Date”), the Company will redeem all of the issued and outstanding shares of its Preference Stock (Cumulative) and Cumulative Preferred Stock (collectively, the “Shares”) at the following redemption prices:

•

5.0% Series Cumulative Preferred Stock, $20 par value (CUSIP Number 797440401), at a redemption price of $24.00 per share plus all accrued and accumulated dividends on such share to the Redemption Date, without interest;

•

4.5% Series Cumulative Preferred Stock, $20 par value (CUSIP Number 797440302), at a redemption price of $21.20 per share plus all accrued and accumulated dividends on such share to the Redemption Date, without interest;

•

4.4% Series Cumulative Preferred Stock, $20 par value (CUSIP Number 797440203), at a redemption price of $21.00 per share plus all accrued and accumulated dividends on such share to the Redemption Date, without interest;

•

4.6% Series Cumulative Preferred Stock, $20 par value (CUSIP Number 797440807), at a redemption price of $20.25 per share plus all accrued and accumulated dividends on such share to the Redemption Date, without interest;

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$1.70 Series Preference Stock (Cumulative), without par value (CUSIP Number 797440823), at a redemption price of $25.00 per share plus all accrued and accumulated dividends on such share to the Redemption Date, without interest; and

•

$1.82 Series Preference Stock (Cumulative), without par value (CUSIP Number 797440815), at a redemption price of $26.00 per share plus all accrued and accumulated dividends on such share to the Redemption Date, without interest.

Such Shares constitute all of the issued and outstanding shares of Cumulative Preferred Stock and Preference Stock (Cumulative) of the Company (collectively “the Preferred and Preference Stock”), and each respective redemption price per share (including all accrued and accumulated dividends on such share to the Redemption Date) is referred to herein as a “Redemption Price.”  These redemptions are made at the option of the Company pursuant to the redemption provisions of the Company’s Restated Articles of Incorporation, as Amended; the Certificate of Determination of Preferences of Preference Stock, Preference Stock (Cumulative), $1.70 Series, Without Par Value; and the Certificate of Determination of Preferences of Preference Stock (Cumulative), $1.82 Series, Without Par Value.  The place of redemption shall be the offices of the Redemption Agent at the address specified below.

Dividends on the Shares shall cease to accrue on the Redemption Date.  On and after the Redemption Date, the only remaining rights of the holders of the Shares will be to receive payment of their respective Redemption Prices, without interest.

The Notice of Redemption and related materials will be mailed commencing on or about September 3, 2013 to holders of record of our Preferred and Preference Stock. Questions about the Notice of Redemption and related materials should be directed to the redemption agent at:

By Mail:	By Hand or Overnight Courier:
Wells Fargo Bank, N.A. Corporate Actions Department P.O. Box 64858 St. Paul, MN 55164-0858	Wells Fargo Bank, N.A. Corporate Actions Department 1110 Centre Pointe Curve, Suite 101 Mendota Heights, MN 55120-4100

or by telephone at (800) 468-9716 (toll free) or (651) 450-4064; or to the Company at 101 Ash Street, San Diego, California 92101, Attn: Investor Relations, telephone number (619) 696-2020. Requests for additional copies of the materials should be directed to the redemption agent.

INFORMATION REGARDING FORWARD-LOOKING STATEMENTS

This report contains statements that are not historical fact and constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are necessarily based upon assumptions with respect to the future, involve risks and uncertainties, and are not guarantees of performance. These forward-looking statements represent our estimates and assumptions only as of the date hereof and we assume no obligation to update or revise any forward-looking statement as a result of new information, future events or other factors. When we use words like “estimates,” “believes,” “expects,” “anticipates,” “plans,” “projects,” “forecasts,” “contemplates,” “intends,” “depends,” “may,” “could,” “would,” “should,” “potential,” “target,” “pursue,” “goals,” or similar expressions, or when we discuss our guidance, strategy, plans, goals, initiatives, objectives or intentions, we are making forward-looking statements. Factors, among others, that could cause our actual results and future actions to differ materially from those described in forward-looking statements include:

•	local, regional, national and international economic, competitive, political, legislative and regulatory conditions and developments;

•

actions and the timing of actions by the California Public Utilities Commission, California State Legislature, Federal Energy Regulatory Commission, U.S. Department of Energy, Nuclear Regulatory Commission, Atomic Safety and Licensing Board, California Energy Commission, California Air Resources Board, and other regulatory, governmental and environmental bodies in the United States and other countries in which the Company does business;

•	capital markets conditions, including the availability of credit and the liquidity of our investments;

•	inflation, interest and exchange rates;

•	the impact of benchmark interest rates, generally Moody’s A-rated utility bond yields, on our cost of capital;

•

the timing and success of business development efforts and construction, maintenance and capital projects, including risks inherent in the ability to obtain, and the timing of granting of, permits, licenses, certificates and other authorizations;

•	energy markets, including the timing and extent of changes and volatility in commodity prices;

•

the availability of electric power, natural gas and liquefied natural gas, including disruptions caused by failures in the North American transmission grid, pipeline explosions, equipment failures and the decommissioning of San Onofre Nuclear Generating Station;

•	weather conditions, natural disasters, catastrophic accidents and conservation efforts;

•

risks inherent in nuclear power facilities and radioactive materials storage, including the catastrophic release of such materials, the disallowance of the recovery of the investment in or operating costs of the nuclear facility due to an extended outage and facility closure, and increased regulatory oversight;

•	risks posed by decisions and actions of third parties who control the operations of investments in which the Company does not have a controlling interest;

•	wars, terrorist attacks and cybersecurity threats;

•	business, regulatory, environmental and legal decisions and requirements;

•	the impact on reliability of the Company’s electric transmission and distribution system due to increased power supply from renewable energy sources;

•

the impact on competitive customer rates of the growth in distributed and local power generation and the corresponding decrease in demand for power delivered through our electric transmission and distribution system;

•	the inability or determination not to enter into long-term supply and sales agreements or long-term firm capacity agreements;

•	the resolution of litigation; and

•	other uncertainties, all of which are difficult to predict and many of which are beyond our control.

We caution you not to rely unduly on any forward-looking statements and we urge you to review and consider carefully the risks, uncertainties and other factors that affect our business as described in this report and in our Annual Report on Form 10-K and other reports that we file with the Securities and Exchange Commission.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SAN DIEGO GAS & ELECTRIC COMPANY

(Registrant)

Date: September 3, 2013	By: /s/ Robert Schlax
Robert Schlax Vice President, Chief Financial Officer, Treasurer and Controller